Exhibit 10.1

SHARE EXCHANGE AGREEMENT

by and among

SUMMIT NETWORKS, INC. (NEVADA)

and

MORALARRIVAL ENVIRONMENTAL AND BLOCKCHAIN TECHNOLOGY SERVICES LIMITED (BRITISH VIRGIN ISLANDS “BVI”)

and

the shareholders of MORALARRIVAL ENVIRONMENTAL AND BLOCKCHAIN TECHNOLOGY SERVICES LIMITED

(the “Selling Shareholders”)

THIS SHARE EXCHANGE AGREEMENT dated as of the 9th day of April, 2019 (this “Agreement”) among Summit Networks, Inc., a State of Nevada company (“Pubco”), MoralArrival Environmental and Blockchain Technology Services Limited, a British Virgin Islands corporation (“Privco”) and the Selling Shareholders.

WHEREAS, Pubco desires to issue and exchange 300,000 shares of its common stock to the Selling Shareholders in exchange for One Hundred Percent (100%) of the outstanding shares of the common stock of Privco (collectively the “Exchange Shares”). Currently, Privco has a total of 100 common shares outstanding.

NOW THERFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

ARTICLE I: THE SHARES AND THE EXCHANGE SHARES

Section 1.1: The Shares

The Shares shall be issued and exchanged to both Pubco and Privco pursuant to Article II hereof.

ARTICLE II: SHARE EXCHANGE

Section 2.1: Share Exchange

Upon the terms and subject to the conditions of this Agreement Pubco agrees to issue to the Selling Shareholders, as identified in Schedule A attached hereto and made a part thereof, the Exchange Shares, and in exchange therefore at the Share Exchange Closing, the Selling Shareholders shall transfer to Pubco 100% of their shares of Privco.

Section 2.2: Share Exchange Closing

(a)

Pubco will have its transfer agent issue the certificates representing the Exchange Shares and registered in the name of the Selling Shareholders or their nominees as set out in Schedule A and the Selling Shareholders will provide their Privco shares, with all required documentation, for transfer into the name of Pubco.

(b)

The Share Exchange Closing and date of such deliveries shall be 12:00 pm., State of  Nevada time, on a date and at a place agreed by the parties (the “Share Exchange Closing”), which date shall be no later than the Closing Date indicated in this agreement.

ARTICLE III: REPRESENTATIONS AND WARRANTIES OF PUBCO

Pubco represents and warrants to Privco as of the date hereof that:

Section 3.1: Existence and Power

Pubco is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. Pubco has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.

Section 3.2: Capitalization

The authorized capital stock of Pubco consists of 75,000,000 shares of Pubco Common Stock at a par value of $0.001 per share, of which, as of March 1, 2019 (the “Pubco Capitalization Date”) 6,104,999 shares were issued and outstanding. All of the issued and outstanding shares of Pubco’s Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Pubco also has 5,000,000 shares of Preferred Stock authorized at a par value of $0.001 per share.

Section 3.3: Authorization

The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of Pubco, and this Agreement is a valid and binding obligation of the Company, enforceable against it in accordance with their terms.

Section 3.4: Board Approvals

The transactions contemplated by this Agreement, including without limitation the issuance of the Exchange Shares and the compliance with the terms of this Agreement, have been unanimously adopted, approved and declared advisable unanimously by the Board of Directors of Pubco.

Section 3.5: Valid Issuance of Exchange Shares

The Exchange Shares have been duly authorized by all necessary corporate action. When issued and sold against receipt of the consideration therefore, the Exchange Shares will be validly issued, fully paid and non-assessable, will not subject the holders thereof to personal liability and will not be issued in violation of preemptive rights. The voting rights provided for in the terms of the Shares are validly authorized and shall not be subject to restriction or limitation in any respect.

Section 3.6: Non-Contravention

The execution, delivery and performance of this Agreement, and the consummation by Pubco of the transactions contemplated hereby, will not conflict with, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, any provision of the Articles of Incorporation or Bylaws of the Company.

Section 3.7: Purchase for Own Account

Pubco is acquiring the Exchange Shares for its own account and not with a view to the distribution thereof in violation of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder (the “Securities Act”).

ARTICLE IV: REPRESENTATIONS AND WARRANTIES OF PRIVCO

Privco represents and warrants to Pubco as of the date hereof that:

Section 4.1: Existence and Power

Privco is a corporation duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands. Privco has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.

Section 4.2: Authorization

The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of Privco, and this Agreement is a valid and binding obligation of the Company, enforceable against it in accordance with their terms.

Section 4.3: Board Approvals

The transactions contemplated by this Agreement, including without limitation the issuance of the Shares and the compliance with the terms of this Agreement, have been unanimously adopted, approved and declared advisable unanimously by the Board of Directors of Privco.

Section 4.4: Valid Issuance of Exchange Shares

The Shares have been duly authorized by all necessary corporate action. When issued and sold against receipt of the consideration therefore, the Shares will be validly issued, fully paid and nonassessable, will not subject the holders thereof to personal liability and will not be issued in violation of preemptive rights. The voting rights provided for in the terms of the Shares are validly authorized and shall not be subject to restriction or limitation in any respect.

Section 4.5: Non-Contravention

The execution, delivery and performance of this Agreement, and the consummation by Privco of the transactions contemplated hereby, will not conflict with, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, any provision of the Restated Articles of Incorporation or Bylaws of the company or the articles of incorporation, charter, bylaws or other governing instrument of any subsidiary of the company.

Section 4.6: Purchase for Own Account

The shareholders of Privco are acquiring the Exchange Shares for their own individual account and not with a view to the distribution thereof in violation of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder (the “Securities Act”).

Section 4.7: Private Placement

Privco understands that (a) the Exchange Shares have not been registered under the Securities Act or any state securities laws, by reason of their issuance by Pubco in a transaction exempt from the registration requirements thereof and (b) the Exchange Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder.

Section 4.8: Legend

Each certificate representing an Exchange Share will bear a legend to the following effect unless Pubco determines otherwise in compliance with applicable law:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS SHARE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

ARTICLE V: CONDITIONS TO SHARE EXCHANGE CLOSING

Section 5.1: Conditions to Each Party’s Obligation to Effect the Exchange

The respective obligations of the parties hereunder to effect the Exchange shall be subject to the fact that no order, injunction or decree being issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Exchange shall be in effect.

ARTICLE VI: TERMINATION

Section 6.1: Termination by Consent

This Agreement may be terminated by written consent of all parties.

Section 6.2: Unilateral Termination

Any party may terminate this Agreement if the transactions contemplated herein are not completed by May 31, 2019.

Section 6.3: Injunction and Illegality

This Agreement may be terminated at any time prior to the Share Exchange Closing by either party if an order, injunction or decree shall have been issued by any court or agency of competent jurisdiction and shall be non-appealable, or other law shall have been issued preventing or making illegal the completion of the Exchange or the other transactions contemplated by this Agreement.

ARTICLE VII: SELLING SHAREHOLDER ACKNOWLEDGMENTS AND WARRANTIES

Section 7.1: Selling Shareholder Acknowledgments

The Selling Shareholders each acknowledge and agree that:

(a)

none of the Exchange Shares have been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state and provincial securities laws;

(i)

Pubco will refuse to register any transfer of any of the Exchange Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b)

the decision to execute this Agreement and acquire the Exchange Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of Pubco and such decision is based solely upon a review of information regarding Pubco provided by Pubco to the Selling Shareholder (the "Pubco Information");

(c)

the Selling Shareholder and the Selling Shareholder's advisor(s) have had a reasonable opportunity to review Pubco Information and to ask questions of and receive answers from Pubco regarding the Agreement, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in Pubco Information, or any other document provided to the Selling Shareholder;

(d)

the books and records of Pubco were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Selling Shareholder during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Agreement have been made available for inspection by the Selling Shareholder, the Selling Shareholder's attorney and/or advisor(s);

(e)

by execution hereof the Selling Shareholder has waived the need for Pubco to communicate its acceptance of the purchase of the Exchange Shares pursuant to this Agreement;

(f)

Pubco is entitled to rely on the representations and warranties and the statements and answers of the Selling Shareholder contained in this Agreement and the Selling Shareholder will hold harmless Pubco from any loss or damage it may suffer as a result of the Selling Shareholder's failure to correctly complete this Agreement;

(g)

the Selling Shareholder will indemnify and hold harmless Pubco and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Selling Shareholder contained herein or in any other document furnished by the Selling Shareholder to Pubco in connection herewith, being untrue in any material respect or any breach or failure by the Selling Shareholder to comply with any covenant or agreement made by the Selling Shareholder to Pubco in connection therewith;

(h)

the issuance of the Exchange Shares to the Selling Shareholder will not be completed if it would be unlawful or if, in the discretion of Pubco acting reasonably, it is not in the best interests of Pubco;

(i)

the Selling Shareholder has been advised to consult the Selling Shareholder’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Exchange Shares and with respect to the applicable resale restrictions, and it is solely responsible (and Pubco is not in any way responsible) for compliance with:

(i)

any applicable laws of the jurisdiction in which the Selling Shareholder is resident in connection with the distribution of the Exchange Shares hereunder, and

(ii)

applicable resale restrictions;

(j)

the Selling Shareholder has not acquired the Exchange Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Exchange Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Exchange Shares; provided, however, that the Selling Shareholder may sell or otherwise dispose of any of the Exchange Shares pursuant to registration of any of the Exchange Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(k)

the Selling Shareholder is outside the United States when receiving and executing this Agreement and is acquiring the Exchange Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Exchange Shares;

(l)

none of the Exchange Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the expiration of a period of one year after the date of original issuance of the Exchange Shares;

(m)

the statutory and regulatory basis for the exemption claimed for the offer and sale of the Exchange Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(n)

none of the Exchange Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Selling Shareholder that any of the Exchange Shares will become listed on any stock exchange or automated dealer quotation system;

(o)

neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Exchange Shares;

(p)

no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

(q)

there is no government or other insurance covering any of the Exchange Shares; and

(r)

this Agreement is not enforceable by the Selling Shareholder unless it has been accepted by Pubco, and the Selling Shareholder acknowledges and agrees that Pubco reserves the right to reject any subscription for any reason.

Section 7.2: Representations and Warranties of the Selling Shareholders

The Selling Shareholders each hereby represents and warrants to and covenants with Pubco (which representations, warranties and covenants shall survive the Closing) that:

(a)

the Selling Shareholder is not a U.S. Person (as defined herein);

(b)

the Selling Shareholder is not acquiring the Exchange Shares for the account or benefit of, directly or indirectly, any U.S. Person (as defined herein);

(c)

the Selling Shareholder:

(i)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Selling Shareholder is resident (the “International Jurisdiction”) which would apply to the acquisition of the Exchange Shares,

(ii)

is purchasing the Exchange Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Selling Shareholder is permitted to purchase the Exchange Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)

acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require Pubco to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Exchange Shares, and

(iv)

represents and warrants that the acquisition of the Exchange Shares by the Selling Shareholder does not trigger:

A.

any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.

any continuous disclosure reporting obligation of Pubco in the International Jurisdiction, and

C.

the Selling Shareholder will, if requested by Pubco, deliver to Pubco a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of Pubco, acting reasonably;

(d)

the Selling Shareholder is acquiring the Exchange Shares as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Exchange Shares in the United States or to U.S. Persons (as defined herein);

(e)

the Selling Shareholder is outside the United States when receiving and executing this Agreement;

(f)

the Selling Shareholder understands and agrees not to engage in any hedging transactions involving any of the Exchange Shares unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(g)

the Selling Shareholder acknowledges that it has not acquired the Exchange Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Exchange Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United

States for the resale of any of the Exchange Shares; provided, however, that the Selling Shareholder may sell or otherwise dispose of any of the Exchange Shares pursuant to registration of any of the Exchange Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(h)

the Selling Shareholder has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Selling Shareholder is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Selling Shareholder;

(i)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Selling Shareholder, or of any agreement, written or oral, to which the Selling Shareholder may be a party or by which the Selling Shareholder is or may be bound;

(j)

the Selling Shareholder has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Selling Shareholder enforceable against the Selling Shareholder;

(k)

the Selling Shareholder has received and carefully read this Agreement;

(l)

the Selling Shareholder (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Exchange Shares for an indefinite period of time, and can afford the complete loss of such investment;

(m)

the Selling Shareholder has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Exchange Shares and Pubco, and the Selling Shareholder is providing evidence of knowledge and experience in these matters through the information requested herein;

(n)

the Selling Shareholder understands and agrees that Pubco and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Selling Shareholder shall promptly notify Pubco;

(o)

the Selling Shareholder is aware that an investment in Pubco is speculative and involves certain risks, including the possible loss of the investment;

(p)

the Selling Shareholder is purchasing the Exchange Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Exchange Shares, and the Selling Shareholder has not subdivided his interest in the Exchange Shares with any other person;

(q)

the Selling Shareholder is not an underwriter of, or dealer in, the shares of Pubco's common stock, nor is the Selling Shareholder participating, pursuant to a contractual agreement or otherwise, in the distribution of the Exchange Shares;

(r)

the Selling Shareholder has made an independent examination and investigation of an investment in the Exchange Shares and Pubco and has depended on the advice of its legal and financial advisors and agrees that Pubco will not be responsible in anyway whatsoever for the Selling Shareholder's decision to invest in the Exchange Shares and Pubco;

(s)

if the Selling Shareholder is acquiring the Exchange Shares as a fiduciary or agent for one or more investor accounts, the Selling Shareholder has sole investment discretion with respect to each such account, and the Selling Shareholder has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(t)

the Selling Shareholder is not aware of any advertisement of any of the Exchange Shares and is not acquiring the Exchange Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(u)

no person has made to the Selling Shareholder any written or oral representations:

(i)

that any person will resell or repurchase any of the Exchange Shares,

(ii)

that any person will refund the purchase price of any of the Exchange Shares,

(iii)

as to the future price or value of any of the Exchange Shares, or

(iv)

that any of the Exchange Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Exchange Shares of Pubco on any stock exchange or automated dealer quotation system; and

(v)

the Selling Shareholder acknowledges and agrees that Pubco shall not consider the Selling Shareholder’s for acceptance unless the undersigned provides to Pubco, along with an executed copy of this Agreement and such other supporting documentation that Pubco or its legal counsel may request to establish the Selling Shareholder's qualification as a qualified investor.

In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of this Agreement includes any person in the United States.

ARTICLE VIII: MISCELLANEOUS TERMS

Section 8.1: Notices

All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally, via email or by facsimile or seven days after having been sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement to such address as the parties to this Agreement shall specify by notice to the other party.

Section 8.2: Further Assurances

Each party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 8.3: Amendments and Waivers

Any provision of this Agreement may be amended or waived if, but only if; such amendment or waiver is in writing and is duly executed and delivered by Pubco and Privco. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 8.4: Fees and Expenses

Each party hereto shall pay all of its own fees and expenses (including attorneys’ fees) incurred in connection with this Agreement and the transactions contemplated hereby.

Section 8.5: Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

Section 8.6: Governing Law

This Agreement shall be governed and construed in accordance with the internal laws of the State of Nevada applicable to contracts made and wholly performed within such state, without regard to any applicable conflicts of law principles. The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Nevada. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 8.7: Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties and/or their affiliates with respect to the subject matter of this Agreement.

Section 8.8: Effect of Headings

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 8.9: Severability

If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

Section 8.10: Counterparts

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 8.11: Specific Performance

The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

Section 8.12: Closing Date

The transactions contemplated by this Agreement shall be completed (the “Closing”) on May 31, 2019, unless mutually agreed to by the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SUMMIT NETWORKS, INC. (NEVADA)

By:

/s/Yaya Zhang

Name:

Yaya Zhang

Title:

Director and President

MORALARRIVAL ENVIRONMENTAL AND BLOCKCHAIN TECHNOLOGY SERVICES LIMITED (BVI)

By:

/s/Liu Shuhua

Name:

Liu Shuhua

Title:

Director

MORALARRIVAL ENVIRONMENTAL AND BLOCKCHAIN TECHNOLOGY SERVICES LIMITED (BVI) – SELLING SHAREHOLDERS

/s/ Liu Shuhua

_______________________________________

                       Authorized Representative

SCHEDULE A

THE SELLING SHAREHOLDERS

Shareholder’s Name	Number of PRIVCO Shares Held	Number of PUBCO Shares To Hold After Share Exchange
Liu Shuhua	100	300,000

TOTAL	100	300,000